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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 File Numbers 33-68320, 33-68318,
33-68316, 33-69688, and 33-92834.


                                      ARTHUR ANDERSEN LLP

Dallas, Texas
March 20, 1998